UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Paylocity Holding Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PAYLOCITY HOLDING CORPORATION Vote Virtually at the Meeting* December 5, 2024 8:30 AM CST Virtually at: www.virtualshareholdermeeting.com/PCTY2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V57048-P18735 PAYLOCITY HOLDING CORPORATION 1400 AMERICAN LANE SCHAUMBURG, IL 60173 You invested in PAYLOCITY HOLDING CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 5, 2024. This year’s Annual Meeting will be conducted completely virtually via a live webcast. You will be able to attend the Annual Meeting of Stockholders by visiting www.virtualshareholdermeeting.com/PCTY2024. Only stockholders of record at the close of business on October 8, 2024 will be entitled to notice of and to vote at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 21, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting of Stockholders Vote by December 4, 2024 11:59 PM ET

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V57049-P18735 1. Election of Directors For Nominees: 01) Steven R. Beauchamp 02) Linda M. Breard 03) Virginia G. Breen 04) Craig A. Conway 05) Robin L. Pederson 06) Andres D. Reiner 07) Kenneth B. Robinson 08) Steven I. Sarowitz 09) Ronald V. Waters III 10) Toby J. Williams 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025. For 3. Advisory vote to approve the compensation of named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.